Leucadia National Corporation 2013 Annual Meeting July 25, 2013 Exhibit 99.1

Note on Forward Looking Statements
This document contains “forward looking statements” within the meaning of the safe harbor provisions of Section 27A of the
Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward looking statements include statements about our future and statements that are not historical facts. These forward looking statements are usually preceded by the words
“should,” “expect,” “intend,” “may,” “will,” or similar expressions. Forward looking statements may contain expectations regarding revenues, earnings, operations, and other results, and may include statements of future performance, plans, and objectives. Forward looking statements also include statements pertaining to our strategies for future development of our business and products.
Forward looking statements represent only our belief regarding future events, many of which by their nature are inherently uncertain.
It is possible that the actual results may differ, possibly materially, from the anticipated results indicated in these forward-looking statements. Information regarding important factors, including our Risk Factors, that could cause actual results to differ, perhaps materially, from those in our forward looking statements is contained in reports we file with the SEC. You should read and interpret any forward looking statement together with reports we file with the SEC.
i

12.8% CAGR
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012

14.2% CAGR
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012

Book Value per Share Growth Since 1990
Note: Book value per share figures are split-adjusted.
(1) Reduction in book value per share reflects special 1999 dividend payments totaling $811.9 million, or $4.53 per share.
1
Leucadia – Book Value per Share Growth Since 1990
Jefferies – Book Value per Share Growth Since 1990
(1)
$1.97
$6.16
$7.26
$16.95
$28.53
$27.67
$32.00
$24.00
$16.00
$8.00
$0.00
$0.91
$2.07
$4.64
$11.07
$14.43
$16.90
$20.00
$15.00
$10.00
$5.00
$0.00

Overview
Our Businesses:
Liquidity:
National Beef
(Beef Processing)
2012
Berkadia
(Mortgage Servicing)
2009
Garcadia
(Auto Retail)
2006
Jefferies
(Investment Banking)
2013
Conwed
(Plastics)
1985
Idaho Timber
(Wood Products)
2005
Premier
Entertainment
(Gaming)
2006
Cash & Investments
$2.8 billion
Deferred Tax Asset
$1.8 billion
Linkem
(Telecommunications)
2011
Real Estate /
HomeFed
Note: Figures reflect book value as of 03/31/13.
2

Liquidity Events – Last Twelve Months
Leucadia has generated over $2 billion of proceeds in the last twelve months
Fortescue Metals note redemption and stock sale (July and
October 2012): $868 million
Inmet Mining merger consideration (March 2013): $732 million, including $340 million of First Quantum stock
Mueller stock sale (September 2012): $427 million
Keen Energy sale (October 2012): $128 million plus $40 million note
TeleBarbados sale (September 2012): $28 million
3

Long-Term Strategy – Compelling Value in Sectors We
Understand
Financial Services
Jefferies
Berkadia
Asset Management
Auto Retail – Garcadia
Agribusiness – National Beef
Project Development
Gasification
Oregon Liquefied Natural Gas
Energy, Metals and Mining, Consumer, Industrial, Media,
Telecom
4

5

6
National Beef harvests ~3.7M fed cattle per year representing ~14.5% market share
3 processing plants strategically located in Liberal and Dodge City, KS and Brawley, CA
Compete with Tyson, Cargill, JBS and numerous small beef packers
Export beef and beef by-products to more than 20 countries
Beef processing is a spread margin business, but National Beef is intensely focused on value-added production to drive superior performance versus its commodity-focused competitors
National Beef operates 3 further processing plants converting beef and pork into fresh, consumer-ready products
Strategically located in PA, GA and KS
National Beef’s tannery is among the largest in the world
Convert raw cattle hides to wet blue leather for use in finished leather production for automotive, shoes, fashion, etc.
www.kansascitysteaks.com
Premium direct to consumer beef and other center-of-the-plate entrees
National Carriers refrigerated and livestock transportation and logistics business
Services National Beef along with numerous 3rd party shippers
Overview

Comm. Production (Billion lbs)
Beef Cow Inventory (Million Head)
1970
1976
1982
1988
1994
2000
2006
2012

1970
1976
1982
1988
1994
2000
2006
2012

U.S. beef cowherd has been in downward trend for a generation, however due to improvements in genetics and production practices, overall beef supply has actually increased
The U.S. has historically been a net importer of beef. Due to increasing international demand for U.S. beef and a decline of lean beef imports, the
U.S. is now a net exporter of beef. This has had a positive impact on industry margins
U.S. Net Beef Trade – Imports Minus
Exports (Million lbs)
(1)
U.S. Commercial Beef Production vs. Beef
Cow Inventory
(1)
Industry Trends
(1) Source: USDA.
7
28
27
26
25
24
23
22
21
20
46
44
42
40
38
36
34
32
30
28
3,500
3,000
2,500
2,000
1,500
1,000
500
0
(500)
(1,000)

The cutout ratio is a good proxy for industry profitability…and demonstrates the variability of beef processing margins
KS Steer Comprehensive Beef Cutout Ratio August 2002 – June 2013
(1)
Industry Trends (Cont’d)
Avg.
1.60
(1) Cutout ratio is calculated as the USDA National Comprehensive Boxed Beef Cutout divided by the USDA Kansas Weekly
Weighted Average Steer Price.
8
2.00
1.95
1.90
1.85
1.80
1.75
1.70
1.60
1.65
1.55
1.50
1.45
1.40
1.35
1.30
1.25
Aug-02 Aug-03 Aug-04 Aug-05
Aug-06
Aug-07 Aug-08 Aug-09 Aug-10 Aug-11
Aug-12

Financial Performance
The beef processing industry is cyclical and working capital intensive.
However, it has significant barriers to entry and offers attractive prospects for free cash flow generation over the cycle
Given cattle supply constraints, strategies designed to drive margin expansion are more important to long-term profit growth versus those focused on increasing revenue
(1) Prior to being acquired by Leucadia in December 2011, National Beef’s fiscal year ended in August. In addition, 2012 amounts are not comparable to prior periods as they reflect the application of acquisition accounting for National Beef, principally resulting in greater depreciation and amortization expenses during 2012.
(2) Profit from operations is a non-GAAP measure. Profit from operations equals pre-tax income, plus depreciation and amortization expenses and excluding interest expense / (income), net. See page 29 in the appendix for a reconciliation to GAAP amounts.
FYE August, FYE
Dec.,
FYE August, FYE
Dec.,
9
Profit from Operations ($ Millions)
(1, 2)
Revenue ($ Billions)
(1)
$8
$6
$4
$2
$0
$5.8
$5.4
$5.8
$6.8
$7.5
2008 2009 2010 2011 2012
$400
$300
$200
$100
$0
2008 2009 2010 2011 2012
$196.9
$212.7
$313.3
$324.5
$154.5

Recent Developments
Global protein demand is expected to continue current growth trend; growth of middle class in developing countries points to increasing demand for beef
Recent regulatory change in cattle age requirement by Japan has resulted in industry-wide increase in export volume to Japan
Acquired remaining minority interest in Kansas City Steaks, increasing ownership from 75% to 100%
Retrofit of hide tanning facility expected to be completed in December 2013, at which point National Beef will have the largest tannery, anticipated to be the most efficient in the United States
Widespread drought conditions have contributed to a delay in the reversal of the downward trend in U.S beef cow numbers. Fewer cows ultimately result in lower supplies of fed cattle and that has reduced industry-wide beef packing margins and National Beef’s profitability
10

11

Acquired by Leucadia in a 50/50 joint venture with Berkshire Hathaway from the
Capmark bankruptcy estate
3rd largest servicer of commercial real estate loans in the U.S. Berkadia collects payments, manages tax, insurance and maintenance escrow reserves on behalf of, and reports and remits funds to, the owners of 30,500 loans.
Berkadia bears the risk of loss on less than 1% of its
servicing
portfolio
5th largest multifamily loan originator (12th largest commercial real estate loan originator overall) in the U.S.  Berkadia originates loans on behalf of third party investors, primarily Government Sponsored Enterprises (GSEs), HUD, conduits and life insurance companies
Able to direct the investment of, and retain the investment earnings on, a significant portion of the escrow cash balances associated with the servicing portfolio
Leucadia’s original investment was $217 million. As of July 15, 2013, cumulative cash distributions to Leucadia have been $191 million, with substantial value going forward
Overview
12

Despite the ongoing run-off of the historical servicing base, Berkadia has been able to grow in originations, revenues, margins, servicing portfolio and, most importantly, cash flow
Low-cost high quality master and primary servicer, driven in part by company-
owned operations in India
2012 production volume of $9.5 billion was up 81% over 2011 while the overall market was up 30%
In December 2012, Berkadia acquired Hendricks & Partners to add investment sales capabilities and deepen borrower relationships in multifamily space
Impending real estate loan maturities in industry should drive significant future loan originations
$840 billion of the $1.5 trillion commercial real estate loans outstanding
(excluding banks) mature over the next 5 years
Multifamily loan maturities increase every year through 2017
Overview (Cont’d)
13

BERKADIA®
THE INDUSTRY OF ONE®

$10
$8
$6
$4
$2
$0
$4.6
$5.2
$9.5
$1.6
$3.0
2010
2011
2012
Q1 2012
Q1 2013

35%
30%
25%
20%
15%
10%
5%
0%
9%
10%
24%
27%
30%
2010
2011
2012
Q1 2012
Q1 2013

$120
$100
$80
$60
$40
$20
$0
$31
$35
$104
$26
$38
2010
2011
2012
Q1 2012
Q1 2013

$150
$120
$90
$60
$30
$0
$71
$107
$135
$32
$38
2010
2011
2012
Q1 2012
Q1 2013

Financial Performance
(1) Cash Earnings is a non-GAAP measure. Cash Earnings equals pre-tax income plus depreciation and amortization of mortgage servicing rights (MSR’s), intangible assets, the increase in balance sheet loan loss reserves, less gains attributable to origination of MSR’s. See page 30 in the appendix for a reconciliation to GAAP amounts.
14
Loan Originations ($ Billions) Pre-Tax Margin (% of Revenue)
Pre-Tax Income ($ Millions) Cash Earnings ($ Millions)
(1)

Servicing Portfolio – Unpaid Principal Balance ($ Billions)
(1)
Portfolio Growth
(1) Shown net of Special Servicing.
15
220.3
185.8
155.7
127.0
114.2
6.6
14.6
53.3
121.7
4.8
9.9
16.8
21.7
$220.3
$197.2
$180.2
$197.1
$257.6
$0
$50
$100
$150
$200
$250
$300
2009 2010 2011 2012 Jul-13
Purchased Servicer's Servicer Originations
More than 50% of the servicing portfolio has been added since acquisition
As of July 2013, the U.S. servicing portfolio is the largest it has been in its history

Opportunities
Benefit from a rise in interest rates, especially short term interest rates
Fill-in national footprint by hiring experienced mortgage bankers and investment sales advisors in new markets and diversify across all product types
Better capitalize on our combined mortgage banking and investments sales team by continuing to build and improve tools that better serve our customers (including additional differentiating products, capital sources, and process improvements)
Both servicing and origination markets are fragmented and consolidating
Increased efficiency
Risks
Reduced Fannie Mae, HUD and Freddie Mac presence in the multifamily lending markets due to changes in government policy or regulation may impact margins
Banking counterparty risks
Credit quality deterioration – credit performance has been excellent as losses and delinquency have been very low and are lower than industry averages
Not being able to enter into additional Servicer’s Servicers transactions on favorable economic terms
Sustaining current growth rates
Opportunities & Risks
16

Garcadia 17

25,000
20,000
15,000
10,000
5,000
0
13,180
16,283
20,462
Iowa
Texas
California

Ford
2
Toyota
3
GM
3
Honda
3
Chrysler
6
Nissan
2
Hyundai
1
Fiat
1

Number of Dealerships by Manufacturer
(52% Domestic, 48% Foreign)
15th Largest U.S. Dealership Group
21 dealerships
1,800 employees
Current group will sell 50,000 units annually
Garcadia Overview
Units Sold by Current Platform
18

18,000
16,000
14,000
12,000
10,000
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014

Auto Market Overview
U.S. New Vehicle Sales (Thousands)
(1)
(1) Source: WardsAuto.
19
Pent up demand
Average age of vehicle on road – 10.8 years
Consumer financing available at pre-recession levels
Aggressive loan to value
Prime and near prime approval levels on the rise
Number of licensed drivers on the rise
Used vehicle valuations remain strong
Key Market Trends

$700 billion in annual sales
17,900 dealerships nationwide
Top 10 groups represent only 8% of market
Aging dealer body without succession plans
Many “old school” processes exist in auto dealerships
Must embrace new technology to stay ahead
Auto Retail Industry
20
Technology Changing Business
Many Acquisition Opportunities
Large and Fragmented Market

Build geographic clusters in medium to large markets
Target medium to high volume stores
Focus on profitable, but underperforming dealerships
Solve succession issues
Hire the best people
Maintain flat organization
Execute on key operational initiatives
Data- and results-driven culture
Manage to $1,000 net income per vehicle retailed
Garcadia Model
21
Operations
Acquisition Strategy

Company Performance ($ Millions)
Garcadia Joint Venture
JV Partner: Ken Garff Automotive Group
85 years in the industry
Acts as the dealer principal
Provides operating management
(1) Represent combined amounts for all Garcadia dealership holdings, not just Leucadia’s share.
(2) Represents Leucadia’s share of cash distributions and rent paid by Garcadia for land owned by Leucadia.
22
FYE December 31,
2010 2011 2012
Total Units Sold 20,832 25,483 35,394
# of Dealerships 14 17 18
Garcadia Revenue
(1)
639.5 $           789.4 $           1,100.8 $
% Growth NA 23.4% 39.4%
Garcadia Pre-Tax Income
(1)
14.1 $             22.3 $             37.4 $
% Margin 2.2% 2.8% 3.4%
Garcadia Distributions
(2)
13.8 $             16.0 $             30.4 $

23

Jefferies Group
Full-Service Capital Markets Platform:
expertise and depth across
equities, fixed income, commodities and investment banking
Client-Focused:
providing investor and issuer clients with the highest
quality advice and execution
Global Footprint:
sales & trading and investment banking presence
across the United States, Europe and Asia
Strong, Stable Foundation:
robust long-term capital base,
comparatively low leverage and free from dependence upon
government support
Positioned to Seize Market Share:
having broadened our product
offering and hired additional key talent during the downturn, Jefferies is growing rapidly
24

Jefferies

$3,000
$2,000
$1,000
$0
$144
$365
$617
$1,205
$2,192
$2,990
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012

$400
$200
$0
($200)
($400)
($600)
$7
$20
$55
$157
$224
$302
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012

Net Income
Net Revenues
Jefferies Revenues & Net Income – Since 1990
($ Millions)
(1) (2)
25
(2) (1)
(3)
(1)
The selected financial information for the year ended November 30, 2011 are non-GAAP financial measures. See page 31 in the appendix for a reconciliation to GAAP amounts.
(2)
The selected financial information for the year ended November 30, 2012 are non-GAAP financial measures. See page 31 in the appendix for a reconciliation to GAAP amounts.
(3)
Includes post-tax losses of $427 million related to the modification of the terms of Jefferies’ employee stock awards in Q4 2008, such that previously granted awards were written off and current year employee stock compensation awards were expensed in the year in which service was provided.

A Full Service Investment Bank
Derivatives
Cash
Equities
Electronic
Trading
Prime
Brokerage /
Securities
Finance
ETFs Convertibles
Wealth
Management
MBS / ABS
Emerging
Markets
Investment
Grade
Rates /
Repos
Leveraged
Credit
Municipals
Base Metals
Listed
Futures
Precious
Metals
Foreign
Exchange
Metals &
Mining
Industrials
Healthcare Financials
TMT
Real
Estate,
Gaming &
Lodging
Energy Consumer
Equity
Capital
Markets
Leveraged
Finance
M&A
Financial
Sponsors
Equities Fixed Income Jefferies Bache Investment Banking
Public
Finance
Restructu-
ring
Research ETFs Research
Research
26

Recent Developments
Jefferies continues to win market share and deliver consistent profitability
Investment Banking revenues underline the quality and durability of
Jefferies’ platform
Solid growth in Equities revenues
Durable Fixed Income, Commodities and Currencies platforms
Continued emphasis on earnings growth through increased employee productivity
Jefferies’ full-service capabilities and momentum outside the U.S. present a significant growth opportunity
27

Appendix 28

National Beef – GAAP Reconciliation
Note: Prior to being acquired by Leucadia in December 2011, National Beef’s fiscal year ended in August. In addition, 2012 amounts are not comparable to prior periods as they reflect the application of acquisition accounting for National Beef, principally resulting in greater depreciation and amortization expenses during 2012.
($ Millions)
29
FYE August, FYE Dec.,
2008 2009 2010 2011 2012
Pre-Tax Income (GAAP) 127.0 $        145.1 $        249.0 $        261.6 $        59.0 $
Interest Expense / (Income), net 33.5 23.2 14.7 11.7 12.4
Depreciation & Amortization 36.4 44.4 49.6 51.2 83.1
Profit from Operations (Non-GAAP) 196.9 $        212.7 $        313.3 $        324.5 $        154.5 $

Berkadia – GAAP Reconciliation
($ Millions)
30
FYE December 31, Three Months Ended,
2010 2011 2012 03/31/12 03/31/13
Pre-Tax Income (GAAP) 31.0
$
34.6
$
103.8
$
26.0
$
37.8
$
Amortization, Impairment and Depreciation 88.1 107.5 112.7 23.7
25.7
Gains Attributable to Origination of MSR's (42.4) (45.2) (93.1) (11.5) (22.2)
Loan Loss Reserves and Guarantee Liabilities, net of cash losses
3.1
3.2 18.8
0.4
3.1
Unrealized (Gains) / Losses; and all other, net (9.1) 7.0 (7.7) (6.7) (6.1)
Cash Earnings (Non-GAAP) 70.7
$
107.1
$
134.5
$
31.9
$
38.3
$

Jefferies – GAAP Reconciliation
($ Millions)
(1)
(2)
(3)
(4)
(5)
(6)
(7)
(8)
31
FYE November 30,
2011 2012
GAAP Adjustments Adjusted GAAP Adjustments Adjusted
Net Revenues 2,548.8 $     72.7 $         2,476.1 $     2,998.8 $     8.4 $           2,990.4 $
Compensation and Benefits 1,482.6 11.8 1,470.8 1,770.8 24.7 1,746.1
Noncompensation Expenses 643.3 7.8 635.4 693.3 14.5 678.8
Total Non-interest Expenses 2,125.9 19.6 2,106.2 2,464.1 39.2 2,424.9
Earnings Before Income Taxes 419.3 53.1 366.3 491.8 (30.8) 522.6
Income Tax Expense (Benefit) 133.0 0.2 132.7 168.6 (11.4) 180.1
Net Earnings 286.4 52.8 233.5 323.1 (19.4) 342.5
Net Earnings to Common Shareholders 284.6 $        52.8 $         231.8 $        282.4 $        (19.4) $        301.8 $
(1)
In accordance with debt extinguishment accounting under ASC 405 and 470, Jefferies recorded a gain on debt extinguishment of $20.2 million, relating to trading activities in its own long term debt. The 2011 year also includes a bargain purchase gain of $52.5 million resulting from the acquisition of the Bache entities from
Prudential recorded in 2011.
(2)
In connection with the acquisition of the Bache entities, compensation expense was recognized for 2011 related to 1) severance costs for certain employees of the acquired Bache entities that were terminated subsequent to the acquisition, 2) the amortization of stock awards granted to former Bache employees as replacement awards for previous Prudential stock awards that were forfeited in the acquisition and 3) bonus costs for employees as a result of the completion of the acquisition.
(3)
Includes the amortization of intangible assets of $0.7 million recognized during 2011 in connection with the acquisition of the Bache entities as well as expenses
(primarily professional fees) totaling $7.1 million related to the acquisition and/or integration of the Bache entities within Jefferies.
(4)
A total domestic marginal tax rate of 41.7% was applied. The bargain purchase gain of $52.5 million on the acquisition of Bache is not a taxable item.
(5)
Includes a gain on debt extinguishment of $9.9 million in accordance with debt extinguishment accounting relating to trading activities in Jefferies own long term debt and a bargain purchase gain of $3.4 million resulting from the acquisition of Hoare Govett, partially offset by additional interest expense of $4.8 million from subsequent amortization of debt discounts upon reissuance of Jefferies own long-term debt.
(6)
Includes compensation expense related to the amortization of retention and stock replacement awards granted in connection with the acquisition of the Bache entities and Hoare Govett and bonus costs for employees as a result of the completion of the Hoare Govett acquisition.
(7)
Reflects an impairment charge of $2.9 million on indefinite-lived intangible assets and amortization of intangible assets recognized in connection with the acquisitions of Hoare Govett and the Bache entities, donations to Hurricane Sandy relief of $4.1 million and transaction costs (primarily professional fees) associated with the merger with Leucadia National Corporation of $4.7 million.
(8)
Reflects the tax benefit on the additional interest expense, Hoare Govett and Bache related expense items, Hurricane Sandy relief donations and transaction costs associated with the merger with Leucadia at a domestic and foreign marginal tax rate of 42.3% and 24.7%, respectively.

Leucadia National Corporation 2013 Annual Meeting July 25, 2013